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                                                                    EXHIBIT 10.2






























                            BAKER HUGHES INCORPORATED

                2002 DIRECTOR & OFFICER LONG-TERM INCENTIVE PLAN
                         (EFFECTIVE AS OF MARCH 6, 2002)

































Baker Hughes Incorporated
March 6, 2002

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                                TABLE OF CONTENTS

Article 1.  Establishment, Objectives and Duration.........................................   1
Article 2.  Definitions and Construction...................................................   1
Article 3.  Administration.................................................................   8
Article 4.  Shares Subject to Plan and Maximum Awards......................................   9
Article 5.  Eligibility and Participation..................................................  12
Article 6.  Stock Options..................................................................  12
Article 7.  Stock Appreciation Rights......................................................  15
Article 8.  Restricted Stock and Restricted Stock Units....................................  17
Article 9.  Performance Units, Performance Shares and Cash-Based Awards; Stock Awards......  18
Article 10. Performance Measures...........................................................  20
Article 11. Beneficiary Designation........................................................  21
Article 12. Deferrals......................................................................  21
Article 13. Rights of Employees/Directors..................................................  21
Article 14. Acceleration...................................................................  22
Article 15. Amendment, Modification, Suspension and Termination............................  22
Article 16. Withholding....................................................................  23
Article 17. Successors.....................................................................  23
Article 18. General Provisions.............................................................  23

Baker Hughes Incorporated
March 6, 2002

                                        i
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                            BAKER HUGHES INCORPORATED

                2002 DIRECTOR & OFFICER LONG-TERM INCENTIVE PLAN

ARTICLE 1.        ESTABLISHMENT, OBJECTIVES AND DURATION.

                  1.1 ESTABLISHMENT. Baker Hughes Incorporated, a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Baker Hughes Incorporated 2002 Long-Term Incentive Plan" (this "Plan"), to reward certain directors, corporate officers and key employees of the Company by enabling them to acquire shares of common stock of the Company and to receive other compensation based on common stock of the Company or certain performance measures. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock Awards and Cash-Based Awards (as this Plan defines each of those terms below).

                           Subject to approval by the Company's stockholders, this Plan shall become effective as of March 6, 2002 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

                  1.2 OBJECTIVES. This Plan is designed to attract and retain key employees of the Company and its Affiliates (defined below), to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of those employees and directors and to stimulate the active interest of these persons in the development and financial success of the Company and its Affiliates. These objectives are to be accomplished by making Awards (defined below) under this Plan and thereby providing Participants (defined below) with a proprietary interest in the growth and performance of the Company and its Affiliates.

                  1.3 DURATION. This Plan shall commence as of the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate this Plan at any time pursuant to Article 15, until all Shares subject to it shall have been purchased or acquired according to this Plan's provisions. However, in no event may an Award be granted under this Plan on or after the tenth anniversary of the Effective Date.

ARTICLE 2.        DEFINITIONS AND CONSTRUCTION.

                  2.1 Whenever used in this Plan, the following capitalized terms in this Section 2.1 shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

                           "AFFILIATE" shall have the meaning ascribed to such
                  term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

                           "AWARD" means, individually or collectively, a grant
                  under this Plan to Employees of Nonqualified Stock Options, Incentive Stock Options, Stock

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March 6, 2002

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                  Appreciation Rights, Restricted Stock, Restricted Stock Units,
                  Performance Shares, Performance Units, Cash-Based Awards or Stock Awards and to Directors of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or Stock Awards.

                           "AWARD AGREEMENT" means either (a) an agreement that
                  the Company and a Participant enters into that sets forth the terms and provisions applicable to an Award granted under this Plan or (b) a statement that the Company issues to a Participant describing the terms and provisions of the Award.

                           "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall
                  have the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

                           "BOARD" or "BOARD OF DIRECTORS" means the Board of
                  Directors of the Company.

                           "CASH-BASED AWARD" means an Award granted to a
                  Participant as described in Article 9.

                           "CAUSE" for termination by the Company of the
                  Employee's employment means (a) the willful and continued failure by the Employee to substantially perform the Employee's duties with the Company (other than any such failure resulting from the Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Employee) after a written demand for substantial performance is delivered to the Employee by the Committee, which demand specifically identifies the manner in which the Committee believes that the Employee has not substantially performed the Employee's duties, or (b) the willful engaging by the Employee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of Sections (a) and (b) of this definition, (i) no act, or failure to act, on the Employee's part shall be deemed "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee's act, or failure to act, was in the best interest of the Company and (ii) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

                           A "CHANGE IN CONTROL" of the Company shall be deemed
                  to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                                    (a)      Any Person is or becomes a
                           Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by this Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined

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March 6, 2002

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                           voting power of the Company's then outstanding
                           securities, excluding any Person who becomes, as described in this Section (a), a Beneficial Owner in connection with a transaction described in Section
                           (c)(i) of this definition below; or

                                    (b)      The following individuals cease for
                           any reason to constitute a majority of the number of Directors then serving: individuals who, on the Effective Date, constitute the Board of Directors of the Company and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of Directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least 2/3 of the Directors then still in office who either were Directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                                    (c)      There is consummated a merger or
                           consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, at least 55% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by this Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                                    (d)      There is consummated a merger or
                           consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or any parent thereof (or a majority plus one member where such board is comprised of an odd number of members); or

                                    (e)      The stockholders of the Company
                           approve a plan of complete liquidation or dissolution of the Company or there is

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March 6, 2002

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                           consummated an agreement for the sale or disposition
                           by the Company of all or substantially all of the Company's assets, other than (i) a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 55% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, or (ii) where the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of such entity or any parent thereof (or a majority plus one member where such board is comprised of an odd number of members).

                                    Notwithstanding the foregoing, a "Change in
                  Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                           "CODE" means the Internal Revenue Code of 1986, as
                  amended from time to time.

                           "COMMITTEE" means the Compensation Committee of the
                  Board or such other committee of the Board or the entire Board as the Board designates to administer Awards to Employees, as specified in Article 3.

                           "COMPANY" shall have the meaning ascribed to that
                  term in Section 1.1.

                           "DIRECTOR" means any individual who is a member of
                  the Board of Directors of the Company; provided that any Director the Company employs shall be considered an Employee under this Plan.

                           "EFFECTIVE DATE" shall have the meaning ascribed to
                  that term in Section 1.1.

                           "EMPLOYEE" means (i) any employee of the Company or
                  any of its Affiliates or (ii) an individual who has agreed to become an Employee of the Company or any of its Affiliates and is expected to become an Employee within the following 6 months.

                           "ERISA" means the Employee Retirement Income Security
                  Act of 1974, as amended from time to time.

                           "EXCHANGE ACT" means the Securities Exchange Act of
                  1934, as amended from time to time, or any successor act.

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March 6, 2002

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                           "FAIR MARKET VALUE" means the value per Share as
                  determined by the Committee, based on the composite transactions in Shares as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Shares on the trading day prior to the date on which value is being determined.

                           "FISCAL YEAR" means the year commencing January 1 and
                  ending December 31.

                           "FREESTANDING SAR" means an SAR that is granted
                  independently of any Option, as described in Article 7.

                           "GOOD REASON" for termination by the Employee of the
                  Employee's employment means the occurrence (without the Employee's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (b) and (c) of Section 14.2 hereof, of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (a), (e), (f) or (g) below, such act or failure to act is corrected prior to the effective date of the Employee's termination for Good Reason;

                           (a) the assignment to the Employee of any duties inconsistent with the status of the Employee's position with the Company or a substantial adverse alteration in the nature or status of the Employee's responsibilities from those in effect immediately prior to the Change in Control;

                           (b) a reduction by the Company in the Employee's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

                           (c) the relocation of the Employee's principal place of employment to a location more than 50 miles from the Employee's principal place of employment immediately prior to the Change in Control or the Company's requiring the Employee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Employee's present business travel obligations;

                           (d) the failure by the Company to pay to the Employee any portion of the Employee's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the Employee any portion of an installment of deferred compensation

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March 6, 2002
                  under any deferred compensation program of the Company, within 7 days of the date such compensation is due;

                           (e) the failure by the Company to continue in effect any compensation plan in which the Employee participates immediately prior to the Change in Control which is material to the Employee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Employee's participation relative to other participants, as existed immediately prior to the Change in Control;

                           (f) the failure by the Company to continue to provide the Employee with benefits substantially similar to those enjoyed by the Employee under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Employee was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit or perquisite enjoyed by the Employee at the time of the Change in Control, or the failure by the Company to provide the Employee with the number of paid vacation days to which the Employee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

                           (g) if the Employee is party to an individual employment, severance, or similar agreement with the Company, any purported termination of the Employee's employment which is not effected pursuant to the notice of termination or other procedures specified therein satisfying the requirements thereof; for purposes of this Plan, no such purported termination shall be effective.

                           The Employee's right to terminate the Employee's
                  employment for Good Reason shall not be affected by the Employee's incapacity due to physical or mental illness. The Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                           For purposes of any determination regarding the
                  existence of Good Reason, any claim by the Employee that Good Reason exists shall be presumed to

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March 6, 2002

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                  be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

                           "INCENTIVE STOCK OPTION" or "ISO" means an option to
                  purchase Shares granted under Article 6 and that is designated as an incentive stock option and that is intended to meet the requirements of Code Section 422, or any successor provision. Incentive Stock Options may only be granted to Participants who are officers and key employees of the Company.

                           "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option
                  that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

                           "OPTION" means an Incentive Stock Option or a
                  Nonqualified Stock Option, as described in Article 6.

                           "OPTION PRICE" means the price at which a Participant
                  may purchase a Share pursuant to an Option.

                           "PARTICIPANT" means an Employee or Director who has
                  been selected to receive an Award or who has an outstanding Award granted under this Plan.

                           "PERFORMANCE-BASED AWARD" means a Performance Share,
                  a Performance Unit, a Cash-Based Award or a Stock Award granted to a Participant, as described in Article 9, of which the fulfillment of performance goals determines the degree of payout or vesting.

                           "PERFORMANCE PERIOD" means the period of time during
                  which the performance goals must be met to determine the degree of payout or vesting with respect to certain Performance-Based Awards.

                           "PERFORMANCE SHARE" means an Award granted to a
                  Participant, as described in Article 9.

                           "PERFORMANCE UNIT" means an Award granted to a
                  Participant, as described in Article 9.

                           "PERIOD OF RESTRICTION" means the period during which
                  the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee (or the Board with respect to Awards granted to Directors), at its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.

                           "PERSON" shall have the meaning ascribed to the term
                  in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in
                  Section 13(d) thereof, except that the term shall not include
                  (a) the Company or any of its Affiliates, (b) a trustee or other fiduciary holding

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                                       7

                  Company securities under an employee benefit plan of the Company or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of those securities or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                           "RESTRICTED STOCK" means an Award granted to a
                  Participant pursuant to Article 8.

                           "RESTRICTED STOCK UNIT" means an Award granted to a
                  Participant, as described in Article 8.

                           "SHARES" means the common stock of the Company, $1.00
                  par value per share.

                           "STOCK APPRECIATION RIGHT" or "SAR" means an Award,
                  granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7.

                           "STOCK AWARD" means an Award granted pursuant to the
                  terms of Section 9.6.

                           "TANDEM SAR" means an SAR that is granted in
                  connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

                  2.2 As used in this Plan, unless the context otherwise expressly requires to the contrary, references to the singular include the plural, and vice versa; references to the masculine include the feminine and neuter; references to "including" mean "including (without limitation)"; and references to Sections and Articles mean the sections and articles of this Plan.

ARTICLE 3.        ADMINISTRATION.

                  3.1 GENERAL. Subject to the terms and conditions of this Plan, the Committee shall administer this Plan or, in the absence of the Committee, the Board shall administer this Plan. The Board shall appoint the members of the Committee, from time to time, who shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that this Plan specifically contemplates or are necessary or appropriate in connection with the administration of this Plan; provided that the Board shall administer this Plan with respect to Awards granted to Directors.

                  3.2 AUTHORITY OF THE COMMITTEE. Insofar as this Plan relates to Awards to Employees, the Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of

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                                       8
         the Company and in keeping with the objectives of this Plan. The Committee shall have full power to select Employees who shall participate in this Plan, determine the sizes and types of Awards to Employees and determine the terms and conditions of Awards to Employees in a manner consistent with this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award to an Employee, accelerate the vesting or exercisability of an Award to an Employee, eliminate or make less restrictive any restrictions contained in an Award to an Employee, waive any restriction or other provision of this Plan (insofar as such provision relates to Awards to Employees) or an Award to an Employee or otherwise amend or modify an Award to an Employee in any manner that is either (i) not adverse to the Participant to whom the Award to an Employee was granted or (ii) to which the Participant consents. The Committee may make an Award to an individual who it expects to become an Employee of the Company or any of its Affiliates within the next 6 months, with the Award being subject to the individual's actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award to an Employee in the manner and to the extent the Committee deems necessary or desirable to further this Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority as identified in Section 3.3.

                  3.3 DELEGATION OF AUTHORITY. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third-party administrator to carry out administrative functions under this Plan.

                  3.4 DECISIONS BINDING. All determinations and decisions made by the Committee and the Board pursuant to the provisions of this Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants and the estates and beneficiaries of Directors, Employees and Participants.

                           Under no circumstances shall the Company incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to this Plan or the Company's role as Plan sponsor.

ARTICLE 4.        SHARES SUBJECT TO PLAN AND MAXIMUM AWARDS.

                  4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance to Participants under this Plan shall be 7 million, no more than 3 million of which may be granted in the form of Awards other than in the form of Options. These Shares may consist of authorized but unissued Shares or previously issued Shares reacquired by the

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                                       9

         Company. The number of Shares that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Shares shall again immediately become available to be issued pursuant to Awards granted under this Plan. Shares approved pursuant to the Long Term Incentive Plan of Baker Hughes Incorporated, as amended, the Baker Hughes Incorporated 1993 Stock Option Plan, as amended, and the Baker Hughes Incorporated 1998 Employee Stock Option Plan, as amended, that, upon shareholder approval of this Plan, have not been awarded under such plans, including Shares that are canceled, terminated, expired unexercised, settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered thereby are not issued to a participant or are exchanged for a consideration that does not involve Shares, and Shares that are so canceled, terminated, expired unexercised, settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered thereby are not issued to a participant or are exchanged for a consideration that does not involve Shares, will immediately become available for Awards under this Plan. The Shares described in the foregoing sentence shall be included in the 7 million Shares reserved for issuance under this Plan. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to this Plan. The following rules ("Award Limitations") shall apply to grants of such Awards under this Plan:

                           (a) OPTIONS. The maximum aggregate number of Shares that may be granted in the form of Options pursuant to any Award granted in any one Fiscal Year to any one Employee shall be 3,000,000.

                           (b) SARS. The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights pursuant to any Award granted in any one Fiscal Year to any one Employee shall be 3,000,000.

                           (c)      RESTRICTED STOCK/UNITS. The maximum
                  aggregate grant with respect to Awards of Restricted Stock/Units granted in any one Fiscal Year to any one Employee shall be 1,000,000.

                           (d) PERFORMANCE SHARES/PERFORMANCE UNITS AND CASH-BASED AWARDS. The maximum aggregate grant with respect to Awards of Performance Shares made in any one Fiscal Year to any one Employee shall be equal to the value of 1,000,000 Shares, determined as of the date of grant. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards or Performance Units to any one Employee in any one Fiscal Year may not exceed in value $10,000,000, determined as of the date of grant.

                           (e) DIRECTOR AWARDS. The maximum aggregate grant with respect to Awards of Options, Stock Awards or Restricted Stock/Units granted in any one Fiscal Year to any one Director shall be 10,000 Shares/Units.

                  4.2 ADJUSTMENTS IN AUTHORIZED SHARES. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its

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                                       10
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         stockholders to make or authorize any or all adjustments,
         recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                           If there shall be any change in the Shares of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Board, in its sole discretion, to prevent dilution or enlargement of Participants' rights under this Plan, shall adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under this Plan, the number and kind of Shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, the Awards Limitations, the Fair Market Value of the Shares and other value determinations applicable to outstanding Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (a) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment or (b) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.

                           Appropriate adjustments may also be made by the Board in the terms of any Awards under this Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods.

                           In addition, other than with respect to Options, Stock Appreciation Rights and other Awards intended to constitute Performance-Based Awards, the Board is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

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ARTICLE 5.        ELIGIBILITY AND PARTICIPATION.

                  5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees and Directors.

                  5.2 ACTUAL PARTICIPATION. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award, subject to the provisions of this Plan. The Board may, from time to time, select from all eligible Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award, subject to the provisions of this Plan.

ARTICLE 6.        STOCK OPTIONS.

                  6.1 GRANT OF OPTIONS. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, upon the terms and at any time, and from time to time, as the Committee (or the Board with respect to Awards granted to Directors) shall determine.

                  6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and other provisions as the Committee (or the Board with respect to Awards granted to Directors) shall determine that are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO. Notwithstanding its designation as an ISO in the Award Agreement, to the extent the limitations of Code Section 422 are exceeded, with respect to such excess portion, the Option shall become a NQSO. Employees may be awarded ISOs (except those who have not yet commenced employment with the Company or any of its Affiliates may not receive ISOs) and NQSOs, whereas Directors may only be awarded NQSOs.

                  6.3 OPTION PRICE. The Committee (or the Board with respect to Awards granted to Directors) shall determine the Option Price for each grant of an Option under this Plan. The Option Price shall not be less than the Fair Market Value of the Shares on the date of grant.

                  6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at the time the Committee (or the Board with respect to Awards granted to Directors) shall determine at the time of grant; provided that no Option shall be exercisable later than the tenth anniversary date of its grant.

                  6.5      EXERCISE OF OPTIONS. Options granted under this
         Article 6 shall be exercisable at the times and be subject to the restrictions and conditions as the Committee (or the Board with respect to Awards granted to Directors) shall in each instance approve, which need not be the same for each grant or for each Participant.

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                  6.6      PAYMENT. Options granted under this Article 6 shall
         be exercised in the form and manner as the Committee (or the Board with respect to Awards to Directors) shall determine from time to time.

                           The Option Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent;
         (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least 6 months prior to their tender to satisfy the Option Price); (c) by a combination of (a) and (b); or (d) any other method approved by the Committee (or the Board with respect to Awards granted to Directors) in its sole discretion at the time of grant and as set forth in the Award Agreement. An Award Agreement evidencing an Option may, in the discretion of the Committee (or the Board with respect to Awards granted to Directors), provide for a "cashless exercise" of an Option by establishing procedures whereby the Participant, by a properly executed written notice, directs (1) an immediate sale or margin loan respecting all or a part of the Shares to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the Option Price, (2) the delivery of the Shares from the Company directly to a brokerage firm and (3) the delivery of the Option Price from sale or margin loan proceeds from the brokerage firm directly to the Company.

                           Subject to any governing rules or regulations and
         Section 18.10, after the exercise of the Option and full payment of the Option Price in the form and manner as the Committee (or Board with respect to Awards granted to Directors) shall determine, the Participant may pay the required fee and request a Share certificate based upon the number of Shares purchased under the Option through the third-party administrator designated by the Committee (or the Board with respect to Awards granted to Directors) to have this administrative duty. In addition, the Company may, at its option, issue or cause to be issued Share certificates.

                           Unless otherwise determined by the Committee (or the Board with respect to Awards granted to Directors), all payments under all of the methods indicated above shall be paid in United States dollars.

                  6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee (or the Board with respect to Awards granted to Directors) may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded and under any blue sky or state securities laws applicable to such Shares.

                  6.8      TERMINATION OF EMPLOYMENT/DIRECTORSHIP.

                           (a) Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or directorship with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the

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                  Committee (or the Board with respect to Awards granted to
                  Directors), shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6 and may reflect distinctions based on the reasons for termination.

                           (b)      TERMS FOR DIRECTOR OPTIONS.

                                    (i)      Each Option granted to a Director
                           (a "Director Option") shall have a term of 10 years from the date of grant, notwithstanding any earlier termination of the status of the holder as a Director (the "Option Expiration Date").

                                    (ii)     The purchase price of each Share
                           subject to a Director Option shall be equal to the Fair Market Value of a Share on the date of grant.

                                    (iii)    All Director Options shall vest and
                           become exercisable on the first anniversary of the date of grant.

                                    (iv)     a Director's directorship shall
                           terminate at the close of business on the day preceding the day he ceases to be a member of the Board for any reason whatsoever. When a Director's directorship is terminated, each of his Director Options and all rights thereunder shall expire in accordance with the following (but in no event later than the Option Expiration Date):

                                             (A)     Director Options granted
                           within 1 year preceding termination:

                                                     (1) At the time the
                                             Director's directorship is
                                             terminated, unless

                                                     (2) Such termination occurs
                                             in connection with, or within 2
                                             years following, a Change in
                                             Control, in which case, 30 days
                                             following his termination.

                                            (B)      Director Options granted
                           prior to 1-year preceding termination:

                                                     (1) 1 year after
                                             termination if due to the
                                             Director's death (a Director's
                                             Option may be exercised by the
                                             Director's estate or by the person
                                             or persons who acquire the right to
                                             exercise his option by bequest or
                                             inheritance with respect to any or
                                             all of the Shares remaining subject
                                             to his Director Option at the time
                                             of his death); or

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                                                     (2) 3 years after
                                             termination if as a result of
                                             resignation or removal from the
                                             Board because of disability or in
                                             accordance with the provisions of
                                             the Company's Bylaws regarding
                                             termination of director's terms of
                                             office; or

                                                     (3) 3 months after
                                             termination if, for any reason
                                             other than specified above.

                           (c) AGREEMENTS. Any Award of Director Options shall be embodied in an Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by an authorized officer for and on behalf of the Company.

                  6.9      TRANSFERABILITY OF OPTIONS.

                           (a) INCENTIVE STOCK OPTIONS. No ISO granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by the Participant, and after that time, by the Participant's heirs or estate.

                           (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this
                  Article 6 shall be exercisable during his or her lifetime only by such Participant.

                           Any attempted assignment of an Option in violation of this Section 6.9 shall be null and void.

                  6.10 NOTIFICATION OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within 10 days thereof.

ARTICLE 7.        STOCK APPRECIATION RIGHTS.

                  7.1 GRANT OF SARS. Subject to the terms and conditions of this Plan, SARs may be granted to an Employee at any time, and from time to time, as the Committee shall determine. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

                           Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Employee and,

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                                       15
         consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

                           The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

                  7.2 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR and such other provisions as the Committee shall determine.

                  7.3 TERM OF SARS. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable later than the tenth anniversary date of its grant.

                  7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

                  7.5 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

                  7.6 PAYMENT OF SAR AMOUNT. Upon the exercise of an SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

                           (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price by

                           (b) The number of Shares with respect to which the SAR is exercised.

                           At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout may be set forth in the Award Agreement pertaining to the grant of the SAR.

                  7.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Employee shall have the right to exercise the SAR following termination of the Employee's employment with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Employees, need not be uniform among all SARs issued pursuant to this Plan and may reflect distinctions based on the reasons for termination.

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

                  7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in an Employee's Award Agreement, no SAR granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Employee's Award Agreement, all SARs granted to an Employee under this Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee's heirs or estate. Any attempted assignment of an SAR in violation of this Section 7.8 shall be null and void.

ARTICLE 8.        RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

                  8.1 GRANT OF RESTRICTED STOCK/UNITS. Subject to the terms and provisions of this Plan, the Committee (or the Board with respect to Awards granted to Directors), at any time, and from time to time, may grant Shares of Restricted Stock and Restricted Stock Units to Participants in such amounts as the Committee (or the Board with respect to Awards granted to Directors) shall determine. Restricted Stock Units shall be similar to Restricted Stock, except that no Shares are actually awarded to the Participant until a later date, unless the payout is otherwise made in cash.

                  8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock (or the number of Restricted Stock Units) granted and such other provisions as the Committee (or the Board with respect to Awards granted to Directors) shall determine.

                  8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee (or the Board with respect to Awards granted to Directors) and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee (or the Board with respect to Awards granted to Directors) in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under this Plan shall be available during his or her lifetime only to the Participant, and after that time, to the Participant's heirs or estate. Any attempted assignment of Restricted Stock or Restricted Stock Units in violation of this Section 8.3 shall be null and void.

                  8.4 OTHER RESTRICTIONS. The Committee (or the Board with respect to Awards granted to Directors) shall impose other conditions or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions or restrictions under applicable federal or state securities laws.

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

                           To the extent deemed appropriate by the Committee (or the Board with respect to Awards granted to Directors), the designated third-party administrator may retain the certificates representing Shares of Restricted Stock in its possession until such time as all conditions and restrictions applicable to such Shares have been satisfied or lapse.

                           Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse.

                  8.5 VOTING RIGHTS. To the extent permitted by the Committee (or the Board with respect to Awards granted to Directors) or required by law, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

                  8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee (or the Board with respect to Awards granted to Directors) so determines, be credited with dividends paid with respect to the underlying Shares while they are so held in a manner determined by the Committee (or the Board with respect to Awards granted to Directors) in its sole discretion. The Committee (or the Board with respect to Awards granted to Directors) may apply any restrictions to the dividends that it deems appropriate.

                  8.7 TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment or directorship with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee (or the Board with respect to Awards granted to Directors), shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan and may reflect distinctions based on the reasons for termination.

ARTICLE 9.        PERFORMANCE UNITS, PERFORMANCE SHARES AND CASH-BASED AWARDS;
                  STOCK AWARDS.

                  9.1 GRANT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of this Plan, Performance Units, Performance Shares and/or Cash-Based Awards may be granted to Employees in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.

                  9.2 VALUE OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Each Performance Unit shall have an initial value that the Committee shall establish at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market

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

         Value of a Share on the date of grant. Each Cash-Based Award shall have a value as the Committee may determine. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, shall determine the number and value of Performance Units/Shares and Cash-Based Awards which shall be paid out to the Employee.

                  9.3 EARNING OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and Cash-Based Awards the Employee earned over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

                  9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Payment of earned Performance Units/Shares and Cash-Based Awards shall be as the Committee determines and as set forth in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

                           At the discretion of the Committee, Employees holding Performance Units/Shares may be entitled to receive dividend units with respect to dividends declared with respect to the Shares. Such dividends may be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6, as determined by the Committee.

                  9.5 NONTRANSFERABILITY. Except as otherwise provided in an Employee's Award Agreement, Performance Units/Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Employee's Award Agreement, an Employee's rights under this Plan shall be exercisable during the Employee's lifetime only by the Employee, and after that time, by the Employee's heirs or estate. Any attempted assignment of Performance Units/Shares or Cash-Based Awards in violation of this Section 9.5 shall be null and void.

                  9.6 STOCK AWARDS. Employees or Directors may be granted Stock Awards. The Committee (or the Board with respect to Awards granted to Directors) may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee (or the Board with respect to Awards granted to Directors) shall determine. Such Awards may entail the transfer of actual Shares to Participants or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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ARTICLE 10.       PERFORMANCE MEASURES.

                  Performance measures, the attainment of which may determine the degree of payout or vesting with respect to certain Performance-Based Awards, shall be chosen from among:

                  (a)      Net earnings;

                  (b)      Earnings per share;

                  (c)      Net sales growth;

                  (d)      Net income (before or after taxes);

                  (e)      Net operating profit;

                  (f) Return measures (including return on assets, equity, net capital employed or sales);

                  (g) Cash flow (including operating cash flow and free cash flow);

                  (h) Cash flow return on investments, which equals net cash flows divided by owner's equity;

                  (i) Earnings before or after taxes, interest, depreciation and/or amortization;

                  (j) Internal rate of return or increase in net present value;

                  (k)      Dividend payments to parent;

                  (l)      Gross revenues;

                  (m)      Gross margins;

                  (n)      Operating margin;

                  (o) Share price (including growth measures and total shareholder return);

                  (p)      Expense targets;

                  (q) Working capital targets relating to inventory or accounts receivable;

                  (r) Planning accuracy (as measured by comparing planned results to actual results);

                  (s)      Comparisons to various stock market indices;

                  (t)      Comparisons to the performance of other companies;
                           and

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

                  (u)      Baker Value Added.

                  The Committee may, in its sole discretion, adopt other performance measures including any combination of the foregoing.

                  The Committee may provide in any such Performance-Based Award that any evaluation of performance may exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results;
(d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (f) acquisitions or divestitures and (g) foreign exchange gains and losses.

ARTICLE 11.       BENEFICIARY DESIGNATION.

                  Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12.       DEFERRALS.

                  The Committee (or the Board with respect to Awards granted to Directors) may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock/Units or the satisfaction of any requirements or goals with respect to Performance Units/Shares, Cash-Based Awards and Stock Awards. If any such deferral election is required or permitted, the Committee (or the Board with respect to Awards granted to Directors) shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13.       RIGHTS OF EMPLOYEES/DIRECTORS.

                  13.1 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                       Except as specifically provided otherwise in a written agreement with the Company, neither the Award nor any benefits arising under this Plan shall constitute part of a Participant's employment contract with the Company or any Affiliate. Any termination of this Plan pursuant to Section 15.1 shall not give rise to liability on the part of the Company or any Affiliate for severance payments.

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

                  13.2 PARTICIPATION. No Employee or Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

                  13.3 RIGHTS AS A STOCKHOLDER. A Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such shares.

ARTICLE 14.       ACCELERATION.

                  14.1 CHANGE IN CONTROL. Notwithstanding any provision of this Plan to the contrary, in the event of an occurrence of a Change in Control other than an event described only in Section (c) of the definition of Change in Control, (a) all Awards granted pursuant to this Plan shall become fully vested, (b) if either an Option or SAR or similar Award, the Award shall become immediately exercisable and (c) all conditions or restrictions applicable to an Award shall be deemed satisfied or shall lapse.

                  14.2 TERMINATION. Notwithstanding any provision of this Plan to the contrary, all conditions or restrictions on outstanding Awards held by an Employee shall be deemed satisfied or shall lapse, all outstanding Awards held by an Employee shall become fully vested and, if either an Option or SAR or similar Award, immediately exercisable as of the effective date of termination of such Employee's employment if
         (a) such Employee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (b) such Employee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (a), (c) such Employee's employment is terminated by the Company without Cause or by the Employee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (d) such Employee's employment is terminated by the Company without Cause or by the Employee for Good Reason, in either case within 2 years following the occurrence of a Change in Control described in Section (c) of the definition of Change in Control.

ARTICLE 15.       AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION.

                  15.1 AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION. Subject to the terms of this Plan, the Board may at any time and from time to time alter, amend, modify, suspend or terminate this Plan in whole or in part, except that no amendment, modification, suspension or termination that would adversely affect in any material way the rights of any Participant under any Award previously granted to such Participant under this Plan shall be made without the written consent of such Participant or to the extent stockholder approval is otherwise required by applicable legal requirements. Without the prior approval of the Company's stockholders, Options issued under this

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         Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Award.

                  15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.

ARTICLE 16.       WITHHOLDING.

                  16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

                  16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing and signed by the Participant and shall be subject to any restrictions or limitations that the Committee (or the Board with respect to Awards granted to Directors), in its sole discretion, deems appropriate.

ARTICLE 17.       SUCCESSORS.

                  All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18.       GENERAL PROVISIONS.

                  18.1 RESTRICTIONS AND LEGEND. No Shares or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing Shares delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such restrictions as the Committee (or the Board with respect to Awards granted to Directors) may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon

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         which the Shares are then listed or to which they are admitted for quotation and any applicable federal or state securities law. The Committee (or the Board with respect to Awards granted to Directors) may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

                       The Committee (or the Board with respect to Awards granted to Directors) may require each person receiving Shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any other legend required by this Plan, the certificates for such Shares may include any legend which the Committee (or the Board with respect to Awards granted to Directors) deems appropriate to reflect any restrictions on transfer of such Shares.

                  18.2 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under this Plan.

                  18.4 SECURITIES LAW COMPLIANCE. All transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

                  18.5 LISTING. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the Securities and Exchange Commission or to effect compliance with the registration, qualification and listing requirements of any national securities laws, stock exchange or automated quotation system.

                  18.6 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares under this Plan prior to:

                       (a) Obtaining any approvals from governmental agencies
                  that the Company determines are necessary or advisable; and

                       (b) Completion of any registration or other qualification
                  of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

                  18.7 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the

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         Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  18.8 INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                  18.9 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

                       (a) Determine which Affiliates shall be covered by this
                  Plan;

                       (b) Determine which Employees employed outside the United
                  States are eligible to participate in this Plan;

                       (c) Modify the terms and conditions of any Award granted
                  to Employees who are employed outside the United States to comply with applicable foreign laws;

                       (d) Establish subplans and modify exercise procedures and
                  other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 18.9 by the Committee shall be attached to this Plan document as Appendices; and

                       (e) Take any action, before or after an Award is made,
                  that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

                  Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

                  18.10 UNCERTIFICATED SHARES. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

                  18.11 UNFUNDED PLAN. Participants shall have no right, title or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative

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         or any other person. To the extent that any Person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in this Plan. This Plan is not intended to be subject to ERISA.

                  18.12 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee (or the Board with respect to Awards granted to Directors) shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

                  18.13 GOVERNING LAW. This Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Harris County, Texas to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

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